PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT 1-800-368-3863, 24 HOURS A DAY, 7 DAYS A WEEK.

Strong Advisor Bond Fund                              Strong Heritage Money Fund
Strong Advisor Common Stock Fund                     Strong High-Yield Bond Fund
Strong Advisor Endeavor Large Cap Fund     Strong High-Yield Municipal Bond Fund
Strong Advisor Focus Fund                                  Strong Index 500 Fund
Strong Advisor International Core Fund   Strong Intermediate Municipal Bond Fund
Strong Advisor Large Company Core Fund                Strong Large Cap Core Fund
Strong Advisor Mid Cap Growth Fund                  Strong Large Cap Growth Fund
Strong Advisor Municipal Bond Fund              Strong Large Company Growth Fund
Strong Advisor Short Duration Bond Fund          Strong Mid Cap Disciplined Fund
Strong Advisor Select Fund                         Strong Mid Cap Growth Fund II
Strong Advisor Small Cap Value Fund               Strong Minnesota Tax-Free Fund
Strong Advisor Strategic Income Fund                   Strong Moderate Portfolio
Strong Advisor Technology Fund                          Strong Money Market Fund
Strong Advisor Utilities and Energy Fund             Strong Multi Cap Value Fund
Strong Advisor U.S. Small/Mid Cap Growth Fund     Strong Multi Cap Value Fund II
Strong Advisor U.S. Value Fund                        Strong Municipal Bond Fund
Strong All Cap Value Fund                     Strong Municipal Money Market Fund
Strong Aggressive Portfolio                              Strong Opportunity Fund
Strong Asia Pacific Fund                              Strong Opportunity Fund II
Strong Balanced Fund                                        Strong Overseas Fund
Strong Blue Chip Fund                                Strong Short-Term Bond Fund
Strong Conservative Portfolio             Strong Short-Term High Yield Bond Fund
Strong Corporate Bond Fund           Strong Short-Term High Yield Municipal Fund
Strong Corporate Income Fund                       Strong Short-Term Income Fund
Strong Discovery Fund                      Strong Short-Term Municipal Bond Fund
Strong Discovery Fund II                            Strong Small Cap Growth Fund
Strong Dividend Income Fund                      Strong Small Company Value Fund
Strong Dow 30 Value Fund                             Strong Strategic Value Fund
Strong Endeavor Fund                                  Strong Tax-Free Money Fund
Strong Energy Fund                                    Strong Technology 100 Fund
Strong Enterprise Fund                       Strong Ultra Short-Term Income Fund
Strong Florida Municipal Money Market Fund
                                   Strong Ultra Short-Term Municipal Income Fund
Strong Government Securities Fund               Strong U.S. Emerging Growth Fund
Strong Growth Fund                                             Strong Value Fund
Strong Growth 20 Fund                             Strong Wisconsin Tax-Free Fund
Strong Growth and Income Fund

SUPPLEMENT DATED DECEMBER 3, 2003, TO ALL STRONG FUND PROSPECTUSES, FOR ALL OFFERED SHARE CLASSES OF THE ABOVE-REFERENCED FUNDS, DATED ON OR AFTER MARCH 1, 2003, AND BEFORE OCTOBER 17, 2003, AS PREVIOUSLY SUPPLEMENTED.













                                                      (CONTINUED ON NEXT PAGE)

THE FOLLOWING IS ADDED UNDER "OTHER IMPORTANT INFORMATION YOU SHOULD KNOW":

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating fully with the NYAG, the SEC, and the WDFI, with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Supplement, Strong is aware of multiple shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey (Newark); U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; and Superior Court of the State of California, County of Los Angeles. The Actions do not differ materially in terms of allegations and demands for relief. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this supplement and that the demands for relief would not materially differ from those described above.














RT40374 12-03                                              SUP1203/WH3500 12-03